1 High-Productivity Solutions Engineered for Food Processing and Air Transportation Investor Presentation July 2008 Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
JBT Corporation’s (the “Company”) Form 10 Registration Statement filed under the
Securities Exchange Act of 1934 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.
Forward-Looking Statements

• Transaction Overview
• Investment Highlights
- JBT Corporation Overview
- JBT FoodTech Overview
- JBT AeroTech Overview
• Strategies for Growth
• Financial Overview
• Charles H. Cannon, Jr.
- Chairman of the Board,
Chief Executive Officer
• Ronald D. Mambu
- Vice President,
Chief Financial Officer
Agenda Speakers
Today’s Speakers and Agenda

Transaction Overview

Description Tax-free distribution to FMC
Technologies (FTI) shareholders
Listing NYSE: JBT
Distribution Ratio 1 FTI share : 0.216 JBT shares
Estimated JBT Shares 27.6 million
Dividend per Share $0.07 per quarter
When Issued Trading July 18, 2008
Record Date July 22, 2008
Distribution Date July 31, 2008
Regular Way Trading August 1, 2008
Transaction Overview

Investment Highlights

Investment Highlights
• Experienced and diverse leadership team
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth
• Large installed base drives growth in recurring revenue
• Well-positioned to capture growth opportunities
• Growing profits and stable cash flows support debt paydown, dividend and reinvestment

Charles H. Cannon, Jr. Chairman of the Board, 26
Chief Executive Officer
Ronald D. Mambu Vice President, Chief Financial Officer 34
Torbjörn Arvidsson Vice President and Division Manager, 21
Food Solutions and Services
Juan C. Podesta Vice President and Division Manager, 19
Food Processing Systems
To Be Announced Vice President and Division Manager, --
JBT AeroTech
Years with
Company
Operating Management Team
• 20+ years average FMC tenure
• Multi-cultural team: 9 nationalities and 9 languages
• Majority have worked and lived abroad
Senior Management Team
Experienced and Diverse Leadership Team

Charles H. Cannon, Jr.
Served in various positions within FMC Corporation and FMC Technologies since 1982 including Senior
Vice President of FMC Technologies and General Manager of FMC FoodTech and Airport Systems;
currently a Board Member of Standex International Corporation and the Food Machinery Europe
Association
C. Maury Devine
Served in various positions within ExxonMobil Corporation since 1994 including President and
Managing Director of ExxonMobil Norway and Secretary of Mobil Corporation; previously held positions within the U.S. Government; currently a Board Member of FMC Technologies and Det Norske Veritas
Alan D. Feldman
Has served as the Chairman, President and CEO of Midas, Inc. since 2003; previously held senior management positions within McDonald’s and PepsiCo; currently a Board Member of Footlocker, Inc.
James E. Goodwin
Served as Chairman and CEO of UAL and United Airlines from 1999 to 2001; currently a Board
Member of AAR Corporation, Federal Signal Corporation and First Chicago Bank & Trust
Polly B. Kawalek
Served as President of PepsiCo’s Quaker Foods division from 2002 to 2004; previously held various positions for 25 years within Quaker Oats; currently a Board Member of Martek Biosciences Corp. and
Kimball International, Inc.
James M. Ringler
Has served as Chairman of Teradata Corporation since 2007; previously held senior management positions with Illinois Tool Works, Premark International Inc., White Consolidated Industries and The
Tappan Company; currently a Board Member of FMC Technologies, Dow Chemical Company,
Corn Products International, Inc. and Autoliv Inc.
James R. Thompson
Has served in various positions with Winston & Strawn LLP since 1991 including Senior Chairman and
Chairman; previously held various positions with the U.S. Government including the Governor of Illinois from 1977 to 1991; currently a Board Member of FMC Technologies, Navigant Consulting Group, Inc.
and Maximus, Inc.
Experience
Board of Directors
Highly Experienced Board of Directors

Long, Rich History in Markets We Helped Develop
1962
Introduced
the Deicer
1969
Introduced the
first Cargo
Loader for the
Boeing 747
1959
Introduced the
first Jetway
passenger
boarding bridge
1920
Introduced the
Cooker Cooler
1950
Introduced the
first In-line Juice
Extractor
1960
Introduced the
first
FLoFREEZE
Freezer
Air Transportation Food Processing
Our history of innovation began with John Bean

sterilize more than 50% of
the world’s shelf stable
canned foods
squeeze more than 75% of
the world’s citrus juices
freeze more than 50% of
the world’s frozen foods
load 70% of the
world’s overnight
express packages
board 75% of U.S.
passengers
Market Leader with Blue Chip Customer Base
Our Systems:

12 Global Footprint with Extensive Capabilities ~50% of revenue derived from outside the United States

2005 2006 2007
2005 2006 2007
Revenue ($MM) EBITDA ($MM)
$823
$844
$978
Track Record of Profitable Growth
$65
$74
$86
9% CAGR
15% CAGR
Note: See Appendix I for reconciliation of EBITDA to Net Income

14 $201 $178 $170 2005 2006 2007 Delivered Base (units) • FoodTech: 40,000+ • AeroTech: 30,000+ Large Installed Base Drives Growth in Recurring Revenue Aftermarket Revenue ($MM) 9% CAGR

15 63% 61% FY07 Total Revenue FoodTech¹ FoodTech FY07 Total Segment Operating Profit $593MM $56MM 1. Excludes intercompany eliminations We Are With You, Right Down The Line™

Note: % of revenue exclude aftermarket parts and services
Tomato Paste
Tomato Sauces
Juices
Beverages
Fruit Processing
32% of revenue
Shelf-Stable Products
Formulated Milks
Beverages
Shelf Stable Sterilization
15% of revenue
Poultry & Meat
Seafood
Protein Processing
17% of revenue
Poultry & Meat
Seafood
Fruit & Vegetables
Baking Products
Freezing & Chilling
36% of revenue
Technologies Applications Customers
#1 or #2 in Core Product Offerings

17 Cost per Unit Throughput and Yield We Are With You, Right Down The Line™

18 Higher Performance Through Continuous Innovation Coater Portioner Fryer Oven Freezer DSI Accura™ Portioning System GYRoCOMPACT-II Oven GYRoCOMPACT M-Series Spiral Freezer

Source: Rabobank
Developing Markets Provide a Significant Growth
Opportunity for Processed Food Technology
0
0
1
1
1
Diet Profile
Survival Staples
Variety
Convenience
High-tech
Grain
Roots
Meat, Dairy
Fruit &Veg.
Prepared
Foods
Functional
Foods
Diet
Component
Sub-Saharan
Africa
Eastern
Europe
L. America
China
India
Developing
Markets
Developed
Markets
W. Europe
Japan
USA

Convenience and Choice Drive Demand in
Developed Markets
U.S. Poultry Production
0%
20%
40%
60%
80%
100%
1975 1980 1985 1990 1995 2000 2005
0
10

30
40
Whole Cut-Up Further Lbs of Broilers
Source: National Chicken Council

21 From Touchdown to Takeoff ™ $386MM $32MM 1. Excludes intercompany eliminations 39% FY07 Total Revenue AeroTech¹ 37% AeroTech FY07 Total Segment Operating Profit

Ground Support
Maintaining and
monitoring facilities and
equipment
Passenger boarding
Air and power supply
Gate Equipment
Container and palletized
cargo loading Military Equipment
Pushback/Towing
Aircraft Deicing
Container loading
Cargo transporting
Baggage loading
Airport Services
Technologies Applications Customers
#1 or #2 in Core Product Offerings

23 Turn Time Reliability From Touchdown to Takeoff ™

We Address Multiple Needs Across the
Ground Support Spectrum
Ground Support Equipment
Cargo Loaders
Deicers
Aircraft Tractors
Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air

Market Growth Rates: 2007 to 2027
World Economy Passengers Airline traffic Cargo traffic
4.0%
5.8%
5.0%
Source: The Boeing Company, Summary Outlook 2008-2027
Long-term, Passenger and Cargo Traffic Expected to Grow
Faster Than Global Economy
3.2%

26 • Extend technology leadership • Leverage installed base • Capture international growth opportunities • Acquisitions Well-Positioned to Capture Growth Opportunities

27 Financial Overview

$497
$496
$593
$386
$327
$349
2005 2006 2007
FoodTech AeroTech
$823
$978
$844
(23) (23)
(27)
$56
$46
$40
$27
$25
$32
2005 2006 2007
Corporate FoodTech AeroTech
$42
$61
$50
Track Record of Profitable Growth
Revenue   ($MM) EBIT ($MM)
1. Excludes intercompany eliminations
2. See Appendix I for reconciliation of EBIT to Net Income
1
2

($4)
($3)
$13
$9
$2
$9
Q1 2007 Q1 2008
Corporate & Other FoodTech AeroTech
$123
$149
$72
$112
Q1 2007 Q1 2008
FoodTech AeroTech
$195
$260
$7
$19
Revenue   ($MM) EBIT ($MM)
1. Excludes intercompany eliminations
2. See Appendix II for reconciliation of EBIT to Net Income
Record Start in 2008
1
2

Efficient Working Capital Management
(% of Revenue)
JBT
5.4%
2.8%
6.2%
Selected Industrials
Mean
18.4%
17.0%
16.6%
2005 2006 2007
1. Adjusted working capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)
2. See Appendix III for reconciliation to GAAP measure
1

Capital Expenditures¹
$1.9
$1.3
$1.2
$21.3
$21.1
$19.3
2005 2006 2007
FoodTech AeroTech
$21.6
$23.0 $22.7
($MM)
1. Total capital expenditures include corporate but not shown
Capital expenditures have historically averaged ~2% of revenue

Strong free cash flow generation
20.9 13.2 13.1 Other
2.5 (0.7) 5.5 Discontinued Operations
(42.3)   28.6 (1.3) Change in Operating Assets & Liabilities
(23.0) (22.7) (21.6) Capital Expenditures
$23.3 $76.4 $44.3 Adjusted Free Cash Flow
25.1
$40.1
2007
23.2 22.2 Depreciation & Amortization
$34.8 $26.4 Net Income from Continuing Operations
2006 2005
$MM
1. ‘Other’ contains stock based compensation, disposal of assets and other changes in balance sheet accounts
2. See Appendix IV for reconciliation of Adjusted Free Cash Flow to cash provided by operations
Cumulative cash flow to Parent from 2005-2007 equal to $142.5 million
1
2

33 33 20.2% 17.6% 12.5% 2005 2006 2007 1. Return on Investment (ROI) is calculated as income from continuing operations as a percentage of average owner’s net equity Attractive Returns on Investment 1

Debt Structure
Private Placement Credit Facility
Amount
Term
Pricing
Security
Covenants
• $225 MM
• $100 MM draw at closing
• LIBOR +175 bps
• $50MM swapped to 5.4% fixed rate
• Customary
• 5 years
• Unsecured
• $75 MM
• 6.7%
• Customary
• 7 years
• Unsecured

2008 Outlook
• Continued top line growth
– Year over year revenue increase at 6-10%
• Stable segment margins
• Pro Forma EPS range of $1.25 to $1.35 includes:
– Full year of interest expense
– Corporate related expenses in line with previous year
– Effective tax rate of 38%

Investment Highlights
• Experienced and diverse leadership team
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth
• Large installed base drives growth in recurring revenue
• Well-positioned to capture growth opportunities
• Growing profits and stable cash flows support debt paydown, dividend and reinvestment

37 High-Productivity Solutions Engineered for Food Processing and Air Transportation

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007
Net income (GAAP measure) $24.5 $34.6 $36.4
add-back:  loss from discontinued operations, net of taxes 1.9 0.2 3.7 add-back:  provision for income taxes on operating income 16.0 16.0 21.5 less:  interest income, net (0.1) (0.4) (0.5)
EBIT (non-GAAP measure) $42.3 $50.4 $61.1
add-back:  depreciation expense 17.5 18.8 19.8
add-back:  amortization expense 4.7 4.4 5.3
EBITDA (non-GAAP measure) $64.5 $73.6 $86.2

Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
Q1 2008 Q1 2007
Net income (GAAP measure) $12.3 $3.2
less:  income from discontinued operations, net of taxes (0.3) 0.8 add-back:  provision for income taxes on operating income 7.4 2.9 less:  interest income, net (0.1) (0.1)
EBIT (non-GAAP measure) $19.3 $6.8

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007
Current assets $293.9 $313.4 $369.8
Current liabilities 240.4 279.2 306.2
Working capital (GAAP measure) $53.5 $34.2 $63.6
less:  cash and cash equivalents (2.7) (10.3) (9.5)
less:  short-term investments 0.0 0.0 0.0
less:  short-term debt and current portion (0.1) (0.2) (1.1)
of long-term debt
Adjusted working capital (non-GAAP measure) $50.7 $23.7 $53.0
Revenue $823.3 $844.3 $978.0
Adjusted working capital as a percentage of revenue 6.2% 2.8% 5.4%

Appendix IV
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007
Cash provided by operating activities (GAAP measure) $59.6 $96.0 $33.7 less:  capital expenditures (21.6) (22.7) (23.0)
Free cash flow $38.0 $73.3 $10.7
plus:  net cash provided (required) by investing activities (0.1) (0.4) 7.8 of discontinued operations
plus:  proceeds from disposal of assets 7.0 3.1 3.1
plus:  effect of exchange rate changes on cash (0.5) 0.5 0.8 and cash equivalents
plus:  other financing cash activities (0.1) (0.1) 0.9
Adjusted free cash flow (non-GAAP measure) $44.3 $76.4 $23.3

Appendix V
Listing of Selected Industrials
Tennant Company 11.
A.O. Smith Corporation 10.
Regal-Beloit Corporation 9.
Osh Kosh Corporation 8.
NACCO Industries 7.
Gardner Denver Inc. 6.
Federal Signal Corporation 5.
Enpro Industries Inc. 4.
Briggs & Stratton 3.
Baldor Electric Company 2.
AAR Corporation 1.